Exhibit 10.2
FIRST AMENDMENT TO SUPPLY AGREEMENT

This First Amendment to Contract Number 52600 (“Amendment”) is entered on September 23, 2011 (“First Amendment Date”) by and between Deere & Company, a Delaware corporation, with offices located at One John Deere Place, Moline, IL 61265 (“Deere”), and Titan Tire Corporation, a Illinois corporation, having its principal place of business at 2345 E. Market Street, Des Moines, IA 50317-7528 (“Supplier”).

RECITALS

A.           Deere and Supplier entered into a Supply Agreement effective as of April 15, 2011 related to Deere’s purchase of certain products from Supplier (the “Agreement”): and

B.           Deere and Supplier desire to amend the Agreement as set forth herein.

AMENDMENT AND AGREEMENT

In consideration of the mutual agreements set forth herein, the parties agree as follows;

1.	Defined Terms. Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to them in the Agreement.

2.	Amendment. The Agreement is amended as follows:

2.1.	Amendment to Agreement Language

2.1.1.	Term. Pursuant to Section 3 of the Agreement, the Agreement shall be extended for a period of one (1) year, thereby establishing an expiration date of April 30, 2015.

2.1.2.	Section 4 (Forecasts and Orders) of the Agreement is amended by adding the following language at the end of Section 4:

(a)
Deere shall be entitled to order and receive volumes specified by Deere of any OTR tire produced by Supplier, at the pricing agreed to in this Agreement, provided that Supplier shall be sourced a ** of each SKU set forth on Attachment 1-A from the First Amendment Date through the end of the term of this Agreement.  For clarity, Attachment 1-A sets forth a listing of tires subject to this requirement and Attachment 1 is amended as described in Section 2.2 of this First Amendment.  New forecasts and orders will reflect the sourcing percentage effective with **.  Deere forecasts and purchase orders will reflect the new percentage sourcing commencing with ** and beyond.

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

(b)
In the event Deere elects for any reason, including, but not limited to, insufficient supply fan other tire manufacturers, to request an increase in the sourcing percentage on any tire sizes above the originally specified percentage, Deere may, **

(c)
From the First Amendment Date through the remaining term of the Agreement, any newly added part numbers, including the ** shall become part of the Agreement and shall be purchased by Deere at the sourcing percentage **.

2.1.3.	A new Section 24 is added to the Agreement and states as follows:

By October 1, 2011, Deere shall forward the name, title, and phone number listing to Supplier of the Product Marketing Managers for Deere factories located in **).  Such listing to be updated each time it changes, and no less frequently than every six (6) months, for the remaining term of the Agreement

2.1.4.	A new Section 25 is added to the Agreement and states as follows:

Upon execution of this Amendment, Supplier shall re-commence shipping all **.  As of September 19, 2011, **.

2.2.	Amendment to Attachment.

(a)
Attachment Revision.  The last page of Attachment 1 of the Agreement, which sets forth certain percentage purchase obligations, is amended by deleting the “NA” in the row relating to “Davenport” and the column relating to “TT Percentage of Tires” and replacing the “NA” with “See Attachment 1-A.”

(b)	Attachment Addition. Attachment 1-A, attached hereto, is made part of the Agreement.

3.
No Other Amendment. Except as expressly set forth herein, this First Amendment shall not by implication or otherwise alter, modify or amend or in any way affect any of the terms, conditions, obligations, covenants, or agreements contained in the Agreement, all of which are ratified in all respects and shall continue in full force and effect.

4.	Counterparts. This First Amendment may be executed in counterparts; each of which when so executed and delivered shall be deemed an original and such counterparts shall constitute one instrument.

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Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

The parties have executed this First Amendment as of September 23, 2011.

Deere & Company		Titan Tire Corporation
(signature)	Owner of Contract	(signature)
(print name)		(print name)
(title)		(title)
(date signed)		(date signed)

(signature)	Global Commodity Manager / Global Supply Council Manager
(print name)
(title)
(date signed)

(signature)	Div. SSM
(print name)
(title)
(date signed)

(signature)	Director
(print name)
(title)
(date signed)

(signature)	Vice President
(print name)
(title)
(date signed)

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.

Attachment 1-A

**

Portions of this exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.   Such portions are marked by a series of asterisks.